UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
October 8, 2025

EASTMAN CHEMICAL COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive
Kingsport	Tennessee	37662
(Address of Principal Executive Offices)		(Zip Code)
(423) 229-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EMN	New York Stock Exchange
1.875% Notes Due 2026	EMN26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Chris M. Killian, Senior Vice President - Chief Technology and Sustainability Officer, has provided notice that he plans to retire at the end of the year due to family and health considerations, effective as of December 31, 2025. In light of Mr. Killian’s retirement and to ensure a smooth transition, Stephen G. Crawford, former Executive Vice President of Methanolysis Operations and Worldwide Engineering and Construction Transformation, has agreed to return to Eastman Chemical Company (the “Company”) to provide leadership as Executive Vice President - Technology Projects, effective November 3, 2025. On January 1, 2026, Mr. Crawford will transition to the role of Executive Vice President - Chief Technology Officer and Chief Sustainability Officer. Mr. Crawford brings considerable experience, leadership and knowledge of the organization that will be critical through the transition.

Mr. Crawford will receive a base salary of $705,000, with the opportunity to earn an annual bonus (prorated for the current year) with a target value of 85% of such base salary. In addition, Mr. Crawford will receive a sign-on bonus of $800,000 to: (i) replace equity-based awards he would have received in February of 2025, had his prior position not been eliminated; and (ii) satisfy the Company’s obligations for remaining payments under his severance agreement dated May 1, 2025. Finally, Mr. Crawford will be eligible to receive a restricted stock unit award with a grant date fair value of $2,200,000 as a long-term incentive award for the 2026 plan cycle. The restricted stock unit award will be granted on or about January 2, 2026.

Mr. Crawford will be eligible to participate in the Company’s standard benefit programs for executives, including a Company match under the Eastman 401(k) plan, retirement savings contribution, and medical, vision, dental and life insurance.

Item 9.01 (d) Exhibits

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Eastman Chemical Company
By:	/s/ Iké G. Adeyemi
Iké G. Adeyemi
Senior Vice President, Chief Legal Officer and Corporate Secretary
Date: October 9, 2025